Venerable Insurance and Annuity Company

and the following variable annuities supported by its Separate Account U:
SPECTRADIRECT	SPECTRASELECT

Prospectus and Notice Supplement Dated February 27, 2026

This supplement updates the most recent Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and Notice for future reference.
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NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING FUND MERGER

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Invesco V.I Global Core Equity Fund.

In December 2025, the Board of Trustees of the Invesco V.I. Global Core Equity Fund (the “Merging Fund”) unanimously approved an agreement and plan of reorganization (the “Reorganization”) wherein the Merging Fund will transfer all or substantially all of its assets and liabilities to the Invesco V.I. Global Fund (the “Surviving Fund”). Subject to shareholder approval, effective after the close of business on or about April 24, 2026, (the “Reorganization Date”), the Merging Fund will reorganize with and into the Surviving Fund.

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or to any available Fixed Account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” section of your Contract prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.

On the Reorganization Date. Your investment in the subaccount that invests in Series I of the Merging Fund will automatically be reallocated to and become an investment in the subaccount that invests in Series I of the Surviving Fund with an equal total net asset value. The subaccount that invests in Series I of the Surviving Fund is otherwise closed to new investors and to new investments through your Contact. You will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invests in the Merging Fund will be automatically allocated to the subaccount that invests in Series I of the Surviving Fund. Please note that gross fund expenses of Series I of the Surviving Fund are less than the gross fund expenses of Series I of the Merging Fund.

Review your Allocation Elections. In light of this Reorganization, you should consider whether an investment in the Surviving Fund is appropriate for you, given your personal investment objectives and risk characteristics. After the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in the Surviving Fund to any other available subaccount or to any available Fixed Account. For 30 days after the Reorganization Date there will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” section of your Contract prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271, (800) 366-0066.

NOTICE OF THE UPCOMING FUND AVAILABILITY

In connection with this upcoming Reorganization, a Subaccount that invest in the Surviving Fund will be available under your Contract for new premiums and transfers of Contract Value beginning on the Reorganization Date. Information about the Surviving Fund is shown below.

Investment Objective	Fund Name, Adviser, and Subadviser	Current Expenses
The Fund seeks capital appreciation.	Invesco V.I. Global Fund	(Series I)
0.81%
Investment Adviser: Invesco Advisers, Inc.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.